Exhibit 13.1
Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     Pursuant to Section 906 (“Section 906”) of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Fiat S.p.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:
     The Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2005 (the “Form 20-F”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: June 30, 2006

/s/ SERGIO MARCHIONNE

Name: Sergio Marchionne Title: Chief Executive Officer
Dated: June 30, 2006

/s/ ALESSANDRO BALDI

Name: Alessandro Baldi
Title: Group Controller
Dated: June 30, 2006

/s/ MAURIZIO FRANCESCATTI

Name: Maurizio Francescatti Title: Group Treasurer
A signed original of this written statement required by Section 906 has been provided to Fiat S.p.A. and will be retained by Fiat S.p.A. and furnished to the Securities and Exchange Commission or its staff upon request.